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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                FORM 8-K
                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             July 30, 1998
                  (date of earliest event reported)

                    PNC MORTGAGE SECURITIES CORP.
              as Depositor and Master Servicer under a
                   Pooling and Servicing Agreement
                      dated as of July 1, 1998
                   providing for the issuance of

                          $941,873,426.14

                MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 1998-6

          Delaware          333-50053        T/B/D

        (State or other    (Commission       (IRS Employer
         jurisdiction of    File Number)     Identification
         Incorporation)                      Number)

                       75 NORTH FAIRWAY DRIVE
                   VERNON HILLS, ILLINOIS  60061

               (Address of principal executive offices)

           Registrant's telephone number, including area code:

                            (847) 549-6500

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     Item 1.  Changes in Control of Registrant.  Not applicable.
              --------------------------------

     Item 2.  Acquisition or Disposition of Assets.  Not applicable.
              ------------------------------------

     Item 3.  Bankruptcy or Receivership.  Not applicable.
              --------------------------

     Item 4.  Changes in Registrant's Certifying Accountant.  Not applicable.
              ---------------------------------------------

     Item 5.  Other Events.  Not applicable.
              ------------

     Item 6.  Resignation of Registrant's Directors.  Not applicable.
              -------------------------------------

     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

              The following exhibit is furnished herewith:

               7.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and U.S. Bank National Association, Trustee,dated as of July 1, 1998.

     Item 8.  Change in Fiscal Year.  Not applicable.
              ---------------------

     Item 9.  Sales of Equity Securities Pursuant to Regulation S.
              ---------------------------------------------------
              Not applicable.

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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    July 30, 1998.

                                   PNC MORTGAGE SECURITIES CORP.
                                   (Registrant)


                                   By:  \s\ Thomas G. Lehmann
                                        ---------------------
                                        Thomas G. Lehmann
                                        Vice President
                                        (Authorized Officer)